Exhibit 10.4

AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT
This Amendment (this “Amendment”), dated as of April 22, 2016, is made by Seventy Seven Energy Inc. and each of its affiliates that is party hereto (collectively, the “Company”) and each of the Restructuring Support Parties that is a party hereto.
WHEREAS, the Company and the Restructuring Support Parties are parties to that certain Restructuring Support Agreement, dated April 15, 2016 (as amended, modified or supplemented from time to time, the “RSA” or the “Agreement”);
WHEREAS, capitalized terms used and not otherwise defined herein have the meanings set forth in the RSA;
WHEREAS, Section 31 of the RSA provides, among other things, that the RSA may be amended with the written consent of both (i) the Company and (ii) Requisite Consenting Creditors; and
WHEREAS, the parties desire to amend the RSA in order to extend the timeline for commencing solicitation of the Plan and certain other Milestones set forth in Section 6 of the RSA.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the RSA and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Section 6(a) of the RSA is hereby amended such that references to April 22, 2016 therein are changed to April 29, 2016.

2.	Section 6(b) of the RSA is hereby amended such that references to May 26, 2016 therein are changed to June 2, 2016.

3.	Section 6(d) of the RSA is hereby amended such that references to June 9, 2016 therein are changed to June 16, 2016.

4.	Section 6(e) of the RSA is hereby amended such that references to June 29, 2016 therein are changed to July 6, 2016.

5.	Section 6(f) of the RSA is hereby amended such that references to July 6, 2016 therein are changed to July 13, 2016.

6.	Section 6(g) of the RSA is hereby amended such that references to July 22, 2016 therein are changed to July 29, 2016.

7.
This Amendment and the RSA, together, contain the complete agreement among the Company and the Restructuring Support Parties and supersede any prior understandings, agreements, letters of intent or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the RSA, as amended hereby, shall remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed to be effective as of the date first written above.

Seventy Seven Energy Inc.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Seventy Seven Finance Inc.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Seventy Seven Operating LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Seventy Seven Land Company LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Keystone Rock & Excavation, L.L.C.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Performance Technologies, L.L.C.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

PTL Prop Solutions, L.L.C.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Western Wisconsin Sand Company, LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Nomac Drilling, L.L.C.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

SSE Leasing, LLC

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

Great Plains Oilfield Rental, L.L.C.

By:	/s/ Cary Baetz
Name:	Cary Baetz
Title:	Chief Financial Officer and Treasurer

AGREED TO AND ACCEPTED

this 22nd day of April, 2016
AXAR CAPITAL MANAGEMENT, LLC, on behalf
of itself and the funds it manages
By:	/s/ Andrew Axelrod
Its: Authorized Signatory

AGREED TO AND ACCEPTED

this 22nd day of April, 2016
BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, on
behalf of itself and the funds it manages
By:	/s/ David M. O'Mara
Its: Authorized Signatory

AGREED TO AND ACCEPTED

this 22nd day of April, 2016
MUDRICK CAPITAL MANAGEMENT, LLC on behalf
of itself and the funds it manages
By:	/s/ Jason Mudrick
Its: Authorized Signatory